UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 1, 2010 (May 25, 2010)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 North Riverview Drive Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 283-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.
As previously reported, on June 18, 2008, Fremont General Corporation (the “Company”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Case”) in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”).
On May 25, 2010, the Court entered an order (the “Confirmation Order”) confirming Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated May 11, 2010 (the “Plan”). The Plan, which is binding on all stockholders and creditors of the Company, is presently anticipated to be effective on or about June 10, 2010 (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Plan, which is attached hereto as Exhibit 2.1 and incorporated hereby.
The Plan generally provides for the following:
Distribution to Creditors and Shareholders:
The following table summarizes the Plan’s contemplated distribution in satisfaction of Allowed claims and interests:

Class	Description	Distribution

1	Secured Claims	Payment in full.

2	Priority Non-Tax Claims	Payment in full.

3a	General Unsecured Creditors (Other Than Holders of Senior Notes and Holders of TOPrS)	Payment in full.

3b	Holders of Senior Notes	Payment in cash of principal, pre-petition interest at the full contract rate of 7.875%, and post-petition interest in the sum of (i) interest at the federal judgment rate of 2.51% and (ii) a pro rata share of $1.5 million.

Class	Description	Distribution

3c	Holders of TOPrS	Pro rata share of (i) $45 million in cash; (ii) $39 million in new notes bearing 9% annual interest, payable quarterly commencing one quarter after the Effective Date until final maturity on December 31, 2016; and (iii) 21 million shares of common stock.

The Plan contemplates the issuance of common stock and new notes to the holders of TOPrS without registration in reliance on the exemption set forth in Section 1145 of the United States Bankruptcy Code.

4	Equity Interests	Retention of common stock subject to dilution under the Plan.

5	Section 510(b) Claims	Payment through insurance proceeds; potential issuance of additional new shares of the common stock where claims are not satisfied by insurance proceeds.
Means of Implementation
Under the Plan, Fremont General Credit Corporation, a California corporation and wholly-owned subsidiary of the Company (“FGCC”), will merge into the Company and Fremont Reorganizing Corporation, f/k/a Fremont Investment & Loan, a California corporation and wholly-owned subsidiary of FGCC (“FRC”), will merge into the Company, with the Company as the surviving entity in both mergers. The assets of FGCC and FRC will become the assets of the Company and any existing liabilities of FGCC and FRC, any guarantees by FGCC or FRC of any obligation of the Company and any joint and several liabilities of FGCC and FRC will become obligations of the Company. All of the stock of FGCC and FRC will be canceled and all intercompany claims and obligations of the Company, FGCC and FRC shall be eliminated.
Pursuant to the Plan, Signature Group Holdings, LLC, Craig F. Noell, Kyle Ross, Thomas Donatelli, Kenneth S. Grossman and their affiliates and/or designees (the “Signature Investors”) will contribute $10 million to the Company in exchange for 12.5 million shares of the Company’s common stock. The Plan contemplates the issuance of common stock to the Signature Investors without registration in reliance on the exemption set forth in Section 4(2) of the Securities Act of 1933 (the “Securities Act”).
The Signature Investors will also purchase from the Company warrants with a term of 10 years and an exercise price of $1.03 to purchase an aggregate of 15 million shares of common stock in exchange for an aggregate of up to $300,000. The warrants vest 20% on the Effective Date, and 20% in annual installments until the warrants are fully vested on the fourth anniversary of the Effective Date. The purchase price shall be payable by the Signature Investors as the warrants vest, with $60,000 in aggregate purchase price payable on the Effective Date and $60,000 in aggregate payable on each subsequent vesting installment. The Plan contemplates the issuance of warrants to the Signature

Investors without registration in reliance on the exemption set forth in Section 4(2) of the Securities Act.
Management
The Plan contemplates that on the Effective Date, the Company’s Board of Directors will enter into a temporary management contract with the senior management team of Signature Group Holdings, LLC to provide certain services to the Company while a definitive management agreement is negotiated between the Board and a newly formed entity led by Craig F. Noell, Kyle Ross, Thomas Donatelli and Kenneth S. Grossman.
Additionally, the Plan contemplates the assumption of the executive officer employment agreements of Richard Sanchez, Thea Stuedli and Donald Royer. There are no assurances, however, that any of these executive officers will continue with the Company after the Effective Date.
Board of Directors
The Plan contemplates that on and as of the Effective Date, the Company’s Board of Directors shall consist of the following nine (9) members: Craig F. Noell, Kenneth S. Grossman, John Nickoll, Robert Schwab, John M. Koral, Norman Matthews, Richard A. Rubin, and two directors to be nominated by Seth Hamot, RRH Capital, LLC, Costa Brava Partner III, L.P. and Howard Amster (the “TOPrS Group”) and approved in accordance with the Plan. If the TOPrS Group has not made its nominations by the Effective Date, then the Plan contemplates that such nominations shall be made within thirty (30) days of the Effective Date.
Information as to the assets and liabilities of the Company as of the date that the Confirmation Order was entered, or a date as close thereto as practicable, is contained in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
As of May 25, 2010, the Company had 78,380,146 shares of common stock issued and outstanding. As discussed above, the Plan contemplates the issuance of 12.5 million shares of common stock to the Signature Investors and 21 million shares of common stock to be shared pro rata by the holders of TOPrS. Under the Plan, 15 million shares of common stock are reserved for future issuance upon exercise of warrants issued to the Signature Investors.
The foregoing summary of the material provisions of the Plan and the Confirmation Order is qualified in its entirety by reference to the definitive documents, copies of which are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 25, 2010, in connection with the Plan and Confirmation Order, each of (i) Stephen H. Gordon, (ii) David S. DePillo, (iii) Richard A. Sanchez, (iv) Barney R. Northcote, (v) Mark E. Schaffer, and (vi) Robert J. Shackleton, tendered their resignation from the Boards of the Company, FGCC and/or FRC, and/or their respective subsidiaries, with such resignations to be effective at 12:01 a.m. on the Effective Date.
Cautionary Statement Regarding Forward Looking Statements
Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to, the ability of the Company to consummate the Plan as confirmed. Additional information on these and other factors is contained in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.
Documents filed with the Bankruptcy Court
The documents filed with the Bankruptcy Court that relate to the Confirmation Order, the Plan and the Settlement Agreement, as well as other documents filed with the Bankruptcy Court in connection with the Company’s bankruptcy case (other than documents filed under seal or otherwise subject to confidentiality protections), will be accessible at the Bankruptcy Court’s Internet site, www.cacd.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Additional information may also be found at the Company’s website at www.fremontgeneral.com under “Restructuring Information” where you will find the following link www.kccllc.net/fremontgeneral. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 2.1	Fourth Amended Chapter 11 Plan of Reorganization, as confirmed
Exhibit 2.2	Order Confirming Fourth Amended Chapter 11 Plan of Reorganization entered May 25, 2010
Exhibit 99.1	Fremont General Corporation Monthly Operating Report for the month ended April 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: June 1, 2010	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Interim President and Chief Executive Officer